Form of Supplemental Indenture (Mortgage) for General and Refunding Mortgage Bonds, a Series of Secured Medium-Term Notes
(including Form of mortgage Bonds on
pages 9 through 16).


                                                                   EXHIBIT 4-200



                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                               FORM OF INDENTURE
                          Dated as of          ,

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) SECURED MEDIUM-TERM NOTES,   SERIES

                                      AND

                         (B) RECORDING AND FILING DATA
                                        i
                               TABLE OF CONTENTS*

                            ------------------------

                                                                        PAGE
                                                                        ---
PARTIES..............................................................     1
RECITALS
  Original Indenture and Supplementals...............................     1
  Issue of Bonds under Indenture.....................................     1
  Bonds heretofore issued............................................     1
  Reason for creation of new series..................................     4
  Indenture to be Amended and Bonds to be   Series...................     5
  Further assurance..................................................     5
  Authorization of Supplemental Indenture............................     5
  Consideration for Supplemental Indenture...........................     5

                                    PART I.
                          CREATION OF           SERIES OF BONDS
                                     SERIES
Sec. 1. Terms of Bonds of   Series ..................................     6
Sec. 2. Redemption of Bonds of   Series .............................     7
        Exchange and transfer........................................     7
Sec. 3. Consent......................................................     8
Sec. 4. Form of Bonds of   Series ...................................     9
        Form of Trustee's Certificate................................    15

                                   PART II.
                          RECORDING AND FILING DATA
Recording and filing of Original Indenture...........................    17
Recording and filing of Supplemental Indentures......................    17
Recording of Certificates of Provision for Payment...................    22

                                  PART III.
                                 THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee...............    22

                                   PART IV.
                                MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act................    22
Execution in Counterparts............................................    22
Testimonium..........................................................    23
Execution............................................................    23
Acknowledgement of execution by Company..............................    23
Acknowledgement of execution by Trustee..............................    24
Affidavit as to consideration and good faith.........................    25

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

                                        1

PARTIES.               SUPPLEMENTAL INDENTURE, dated as of the      day of        , in the year
                     one thousand nine hundred and ninety-four, between THE DETROIT EDISON
                     COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan,
                     The City and State of New York, as Trustee under the Mortgage and Deed of
                     Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL                WHEREAS, the Company has heretofore executed and delivered its Mortgage
INDENTURE AND        and Deed of Trust (hereinafter referred to as the "Original Indenture"),
SUPPLEMENTALS.       dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1,
                     1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1,
                     1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1,
                     1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954,
                     May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                     1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                     November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January
                     15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15,
                     1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                     1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979,
                     July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                     April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                     1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                     1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                     January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June
                     15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1,
                     and 1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991,
                     November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992,
                     July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992,
                     January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                     1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993,
                     March 1, 1994, June 15, 1994, August 15, 1995, December 1, 1994 and
                     August 15, 1995 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF                WHEREAS, the Indenture provides that said bonds shall be issuable in one
BONDS UNDER          or more series, and makes provision that the rates of interest and dates
INDENTURE.           for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the
                     Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE        WHEREAS, bonds in the principal amount of      dollars ($     ) have
ISSUED.              heretofore been issued under the indenture as follows, viz:

                                               [UPDATE AS NECESSARY]

                          (1)  Bonds of Series A                 -- Principal Amount $26,016,000,
                          (2)  Bonds of Series B                 -- Principal Amount $23,000,000,
                          (3)  Bonds of Series C                 -- Principal Amount $20,000,000,
                          (4)  Bonds of Series D                 -- Principal Amount $50,000,000,
                          (5)  Bonds of Series E                 -- Principal Amount $15,000,000,
                          (6)  Bonds of Series F                 -- Principal Amount $49,000,000,
                          (7)  Bonds of Series G                 -- Principal Amount $35,000,000,
                          (8)  Bonds of Series H                 -- Principal Amount $50,000,000,
                          (9)  Bonds of Series I                 -- Principal Amount $60,000,000,
                         (10)  Bonds of Series J                 -- Principal Amount $35,000,000,
                         (11)  Bonds of Series K                 -- Principal Amount $40,000,000,

                                        2

                         (12)  Bonds of Series L                   -- Principal Amount $24,000,000,
                         (13)  Bonds of Series M                   -- Principal Amount $40,000,000,
                         (14)  Bonds of Series N                   -- Principal Amount $40,000,000,
                         (15)  Bonds of Series O                   -- Principal Amount $60,000,000,
                         (16)  Bonds of Series P                   -- Principal Amount $70,000,000,
                         (17)  Bonds of Series Q                   -- Principal Amount $40,000,000,
                         (18)  Bonds of Series W                   -- Principal Amount $50,000,000,
                         (19)  Bonds of Series AA                  -- Principal Amount $100,000,000,
                         (20)  Bonds of Series BB                  -- Principal Amount $50,000,000,
                         (21)  Bonds of Series CC                  -- Principal Amount $50,000,000,
                         (22)  Bonds of Series UU                  -- Principal Amount $100,000,000,
                      (23-31)  Bonds of Series DDP Nos. 1-9        -- Principal Amount $14,305,000,
                      (32-45)  Bonds of Series FFR Nos. 1-14       -- Principal Amount $45,600,000,
                      (46-67)  Bonds of Series GGP Nos. 1-22       -- Principal Amount $42,300,000,
                         (68)  Bonds of Series HH                  -- Principal Amount $50,000,000,
                      (69-90)  Bonds of Series IIP Nos. 1-22       -- Principal Amount $3,750,000,
                      (91-98)  Bonds of Series JJP Nos. 1-8        -- Principal Amount $6,850,000,
                     (99-106)  Bonds of Series KKP Nos. 1-8        -- Principal Amount $14,890,000,
                    (107-121)  Bonds of Series LLP Nos. 1-15       -- Principal Amount $8,850,000,
                    (122-142)  Bonds of Series NNP Nos. 1-21       -- Principal Amount $47,950,000,
                    (143-160)  Bonds of Series OOP Nos. 1-18       -- Principal Amount $18,880,000,
                    (161-178)  Bonds of Series QQP Nos. 1-18       -- Principal Amount $13,215,000,
                    (179-193)  Bonds of Series TTP Nos. 1-15       -- Principal Amount $3,800,000,
                        (194)  Bonds of 1980 Series A              -- Principal Amount $50,000,000,
                    (195-219)  Bonds of 1980 Series CP Nos. 1-25   -- Principal Amount $35,000,000,
                    (220-230)  Bonds of 1980 Series DP Nos. 1-11   -- Principal Amount $10,750,000,
                    (231-246)  Bonds of 1981 Series AP Nos. 1-16   -- Principal Amount $124,000,000,
                        (247)  Bonds of 1985 Series A              -- Principal Amount $35,000,000,
                        (248)  Bonds of 1985 Series B              -- Principal Amount $50,000,000,
                        (249)  Bonds of Series PP                  -- Principal Amount $70,000,000,
                        (250)  Bonds of Series RR                  -- Principal Amount $70,000,000,
                        (251)  Bonds of Series EE                  -- Principal Amount $50,000,000,
                    (252-253)  Bonds of Series MMP and MMP
                               No. 2                               -- Principal Amount $5,430,000,
                        (254)  Bonds of Series T                   -- Principal Amount $75,000,000,
                        (255)  Bonds of Series U                   -- Principal Amount $75,000,000,
                        (256)  Bonds of 1986 Series B              -- Principal Amount $100,000,000,
                        (257)  Bonds of 1987 Series D              -- Principal Amount $250,000,000,
                        (258)  Bonds of 1987 Series E              -- Principal Amount $150,000,000,
                        (259)  Bonds of 1987 Series C              -- Principal Amount $225,000,000,
                        (260)  Bonds of Series V                   -- Principal Amount $100,000,000,
                        (261)  Bonds of Series SS                  -- Principal Amount $150,000,000,
                        (262)  Bonds of 1980 Series B              -- Principal Amount $100,000,000,
                        (263)  Bonds of 1986 Series C              -- Principal Amount $200,000,000,
                        (264)  Bonds of 1986 Series A              -- Principal Amount $200,000,000,
                        (265)  Bonds of 1987 Series B              -- Principal Amount $175,000,000,
                        (266)  Bonds of Series X                   -- Principal Amount $100,000,000,
                        (267)  Bonds of 1987 Series F              -- Principal Amount $200,000,000,
                        (268)  Bonds of 1987 Series A              -- Principal Amount $300,000,000,
                        (269)  Bonds of Series Y                   -- Principal Amount $60,000,000,
                        (270)  Bonds of Series Z                   -- Principal Amount $100,000,000,

                  all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                  (271) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;



                                        3

                   (272) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                   (273-278) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars
                   ($193,290,000), all of which are outstanding at the date hereof;

                   (279) Bonds of Series QQP No. 19 in the principal amount of Four hundred thirty-five thousand dollars ($435,000), all of which are outstanding at the date hereof;

                   (280) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                   (281) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                   (282) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000) of which One hundred thirty-one million seven hundred fifteen thousand dollars ($131,715,000) principal amount have heretofore been retired and One hundred sixty-eight million two hundred eighty-five thousand dollars ($168,285,000) principal amount are outstanding at the date hereof;

                   (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                   (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars
                   ($194,649,000) of which Twenty-five million one hundred sixteen thousand dollars ($25,116,000) principal amount have heretofore been retired and
                   One hundred sixty-nine million five hundred thirty-three thousand dollars
                   ($169,533,000) principal amount are outstanding at the date hereof;

                   (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars
                   ($256,932,000) of which Thirty-eight million sixty-four thousand dollars
                   ($38,064,000) principal amount have heretofore been retired and Two hundred eighteen million eight hundred sixty-eight thousand dollars
                   ($218,868,000) principal amount are outstanding at the date hereof;

                   (286) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Thirteen million six hundred seventy-six thousand dollars
                   ($13,676,000) principal amount have heretofore been retired and
                   Seventy-one million seven hundred ninety-nine thousand dollars
                   ($71,799,000) principal amount are outstanding at the date hereof;

                   (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                   (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                   (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                   (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                   (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                   (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

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                                        4

                   (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                   (294) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;
                   (295) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                   (296) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                   (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                   (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                   (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (301) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), all of which are outstanding at the date hereof;

                   (302) Bonds of 1993 Series D in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (303) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                   (304) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                   (305) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                   (306) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                   (307) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                   (308) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (309) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;

                   and, accordingly, of the bonds so issued,      dollars ($  ) principal amount are
                   outstanding at the date hereof: and





REASON FOR           WHEREAS, the Company desires to provide funds to refund or replace
CREATION OF        funds utilized by the Company for the purpose of meeting (or replacing
NEW SERIES.        corporate funds utilized for such purposes) debt and Preferred Stock refundings (including optional redemptions) and for this purpose desires to issue and sell a new series of bonds to be issued under the Indenture
                   in the aggregate principal amount of up to                million dollars
                   ($             ) to be authenticated and delivered pursuant to Section 8
                   of Article III of the Indenture; and
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
INDENTURE TO BE          WHEREAS, the Company desires by this Supplemental Indenture to agree
AMENDED AND          with the Trustee to amend the Indenture and to create such new series of
BONDS TO BE          bonds, to be designated "Secured Medium-Term Notes,      Series  "; and
SERIES .

FURTHER                  WHEREAS, the Original Indenture, by its terms, includes in the
ASSURANCE.           property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the
                     Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and
AUTHORIZATION OF         WHEREAS, the Company in the exercise of the powers and authority
SUPPLEMENTAL         conferred upon and reserved to it under and by virtue of the provisions of
INDENTURE.           the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and
                         WHEREAS, all conditions and requirements necessary to make this
                     Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;
CONSIDERATION FOR        NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison
SUPPLEMENTAL         Company, in consideration of the premises and of the covenants contained
INDENTURE.           in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                                      PART I.
                                                   CREATION OF
                                                  SERIES OF BONDS.
                                             SECURED MEDIUM-TERM NOTES,
                                                      SERIES

TERMS OF BONDS           SECTION 1. The Company hereby creates the      series of General and
OF      SERIES.      Refunding Mortgage Bonds to be issued under and secured by the
                     Original Indenture as amended to date and as further amended by this
                     Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "Secured Medium-Term Notes,
                            Series  " (elsewhere herein referred to as the
                     "bonds of     Series  "). The aggregate principal amount of
                     bonds of       Series  , which shall be issued from time to
                     time, shall be limited to                 million dollars
                     ($              ), except as provided in Sections 7 and 13
                     of Article II of the Original Indenture with respect to
                     exchanges and replacements of bonds.

                         The bonds of         Series  shall be issued as registered bonds without
                     coupons in denominations of $1,000 and any multiple thereof. Each bond of
                     1994 Series  shall mature on such date not less than two years from date of issue, shall bear interest at such rate or rates and have such other terms and provisions not inconsistent with the Indenture as may be set forth in a Certificate filed by the Company with the Trustee referring to
                     this Supplemental Indenture; interest on bonds of        Series  shall be
                     payable semi-annually on interest payment dates specified by the Company and at maturity; and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the principal of and interest on the bonds of
                             Series  shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in
                     any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on
                     bonds of      Series  , whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                         Each bond of      Series shall be dated the date of its authentication.


                         The bonds of      Series in definitive form shall be, at the election
                     of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 1994
                     Series  ). Until bonds of      Series in definitive form are ready for
                     delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 1994
                     Series  in temporary form, as provided in Section 10 of Article II of the
                     Indenture. Temporary bonds of      Series  , if any, may be printed and
                     may be issued in authorized denominations in substantially the form of
                     definitive bonds of      Series  .

                         Interest on any bond of      Series  which is payable on any interest
                     payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be specified by the Company. If the Issue Date
                     of the bonds of       Series  of a designated interest rate and maturity is
                     after the record date, such bonds shall bear interest from the Issue Date but payment of interest shall commence on the second interest payment date succeeding the Issue Date. "Issue Date" with respect to bonds of
                          Series of a designated interest rate and maturity shall mean the date of first authentication of bonds of such designated interest rate and maturity. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of
                           Series  , such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of

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

                     Series issued upon transfer or exchange thereof) on the date of payment of  such defaulted interest or, at the election of the Company, to the
                     person in whose name that bond (or any bond or bonds of       Series
                     issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the
                     Company to the holders of bonds of          Series  not less than ten (10)
                     days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

REDEMPTION OF            SECTION 2. The bonds of         Series  may be redeemable prior to stated
BONDS OF 1994        maturity in the manner set forth in a Certificate filed by the Company
SERIES  .            with the Trustee.

                        The bonds of        Series may be redeemable as aforesaid and except as
                      otherwise provided herein, and as specified in Article IV of the
                      Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holders of bonds of 1994 Series  so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1994 Series designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease
                      to accrue on any bonds of        Series (or any portion thereof) so called for
                      redemption from and after the date fixed for redemption if payment
                      sufficient to redeem the bonds of        Series  (or such portion) designated
                      for redemption has been duly provided for. Bonds of 1994 Series redeemed in part only shall be in amounts of $1,000 or any multiple thereof.

                         If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the
                     Trustee in trust funds (which shall have become available for payment to
                     the holders of the bonds of        Series  so to be redeemed) sufficient to
                     redeem bonds of 1994 Series  in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds
                     (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of
                     Series  (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                         The bonds of        Series  may be entitled to or subject to any sinking
                     fund specified in a Certificate filed by the Company with the Trustee.

EXCHANGE AND             At the option of the registered holder, any bonds of        Series  ,
TRANSFER.            upon surrender thereof for cancellation at the office or agency of the
                     Company in the Borough of Manhattan, The City of New York, The State of
                     New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be
                     exchangeable for a like aggregate principal amount of bonds of        Series
                     subject to the same terms and conditions of other authorized denominations, upon the terms and conditions specified herein and in
                     Section 7 of Article II of the Indenture. Bonds of        Series  shall be
                     transferable at the office or agency of the Company in the Borough of
                     Manhattan, The City of New York, The State of New York. The Company waives its rights under Section 7 of Article II of the Indenture not to make
                     exchanges or transfers of bonds of        Series  during any period of ten
                     (10) days next preceding any interest payment date for such bonds.

                         Bonds of        Series  , in definitive and temporary form, may bear
                     such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.


CONSENT.                 SECTION 3. The holders of bonds of the       Series  consent that the
                     Company may, but shall not be obligated to, fix a record date for the
                     purpose of determining the holders of bonds of       Series  entitled to
                     consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.


FORM OF                  SECTION 4. The bonds of         Series  and the form of Trustee's
BONDS OF             Certificate to be endorsed on such bonds shall be substantially in the
       SERIES  .     following forms, respectively:


                                                          [FORM OF BOND]
                                                    THE DETROIT EDISON COMPANY
                                                     SECURED MEDIUM-TERM NOTE
                                                            Series

                         Unless and until this Bond is exchanged in whole or in part for certified Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the
                     Depositary or by the Depositary or any such nominee to a successor
                     Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of
                     Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to
                     Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
                     FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                         This Bond may be exchanged for certificated Bonds registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b)
                     the issuer, the Trustee and the Depositary consent to such exchange.

                         [If applicable, the "Amount of OID", the "Original Issue Date", the
                     "Yield to Maturity", and the "Short Accrual Period OID" (computed under the Approximate Method) will be set forth below. The calculation of the amount of OID upon (a) optional redemption or (b) declaration of acceleration is discussed herein.]

                                       10

                     R-                        $                                        CUSIP No.
                                               (principal amount)
                     ORIGINAL                  INITIAL REDEMPTION        APPLICABILITY
                     ISSUE DATE:               DATE:                     OF MODIFIED
                                                                         PAYMENT UPON
                     MATURITY DATE:            INITIAL REDEMPTION        ACCELERATION:
                                               PERCENTAGE:
                     INTEREST RATE:                                      If yes, state Issue
                                               [AMOUNT OF OID PER        Price:
                     INTEREST PAYMENT DATES:   $1,000 OF PRINCIPAL:]
                                                                         APPLICABILITY OF ANNUAL
                                               INTEREST PAYMENT PERIOD:  REDEMPTION PERCENTAGE
                     RECORD DATES:                                       INCREASE:
                                               APPLICABILITY OF ANNUAL
                                               REDEMPTION PERCENTAGE     If yes, state each
                     OPTIONAL REPAYMENT        REDUCTION:                redemption date and
                     DATE(S):                                            redemption price:
                                               If yes, state Annual
                                               Percentage Reduction:     SHORT ACCRUAL PERIOD
                                                                         OID:
                                               YIELD TO MATURITY:
                     SINKING FUND PROVISIONS:

                     AMORTIZATION SCHEDULE:

                THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Cede & Co. or registered assigns, at its office or agency in the Borough of Manhattan, The City and State of New York, the principal sum specified above in lawful money of the United States of America on the Maturity Date specified above, and to pay interest thereon at the rate specified above, at such office or agency, in like lawful money, from the Issue Date specified above if the date of this bond is prior to the first interest payment date, otherwise from the most recent date to which interest has been paid, semi-annually on the Interest Payment Dates specified above in each year, to the person in whose name this bond is registered at the close of business on the applicable Record Date specified above (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued. If the date of this bond (if other than the Issue Date) is after a Record Date (as specified above) with respect to any Interest Payment Date and on or prior to such Interest Payment Date, then interest shall be payable only from such Interest Payment Date. If the Issue Date is after such Record Date, then interest shall be payable from the Issue Date and payment of interest shall commence on the second Interest Payment Date succeeding the Issue Date. If the Company shall default in the payment of interest due on any Interest Payment Date, then interest shall be payable from the next preceding Interest Payment Date to which interest has been paid, or, if no interest has been paid, from the Issue Date.

                This bond shall not be valid or become obligatory for any purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                   This bond is one of an authorized issue of bonds of the
                 Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding
                 Mortgage Bonds known as Secured Medium-Term Notes,       Series
                  (elsewhere herein referred to as the "bonds of         Series
                  "), limited to an aggregate principal amount of
                               , except as otherwise provided in the Indenture
                 hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                 Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of
                                      , ) reference is hereby made for a
                 description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, (including the Supplemental Indenture dated as of
                                    , ), are hereinafter collectively called the
                 "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                   The holder of this bond of       Series  hereby consents that
                 the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of this series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                   This bond is subject to the redemption provisions specified above.

                   Under the Indenture, funds may be deposited with the Trustee
                 (which shall have become available for payment), in advance of
                 the redemption date of any of the bonds of         Series  (or
                 portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                     This bond is entitled to or subject to the sinking fund
                 provisions specified above.

                This bond will be subject to repayment at the option of the holder hereof on the Optional Repayment Date(s), if any, indicated on the face hereof. If no Optional Repayment Dates are set forth on the face hereof, this bond shall not be so repaid at the option of the holder hereof prior to maturity. On any Optional Repayment Date, this bond shall be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with interest thereon payable to the date of repayment. For this bond to be repaid in whole or in part at the option of the holder hereof, this bond must be received, with the form entitled "Option to Elect Repayment" below duly completed, by the Trustee at its corporate trust office at 4 Albany Street, New York, New York, or such address which the Company shall from time to time notify the holders of the bond, not more than 60 nor less than 30 days prior to an Optional Repayment Date. Exercise of such repayment option by the Holder hereof shall be irrevocable. If specified above that this bond is subject to (i) "Annual Redemption Percentage Reduction" or (ii) "Annual Redemption Percentage Increase", then this bond may be redeemed in whole or in part at the option of the Company on or after the Initial Redemption Date specified on the face hereof on the terms set forth above, together with interest accrued and unpaid hereon to the date of redemption (except as provided below). If this bond is subject to "Annual Redemption Percentage Reduction", the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date specified above by the Annual Percentage Reduction specified on the face hereof until the redemption price of this bond is 100% of the principal amount hereof. If this bond is subject to "Annual Redemption Percentage Increase", the amount of original issue discount allocable to such short accrual period is the Amortized Amount. "Amortized Amount" means the original issue discount amortized from the Original Issue Date to the date of redemption or declaration, as the case may be, which amortization shall be calculated using the "constant yield method" (computed in accordance with the rules under the Internal Revenue Code of 1986, as amended, and the regulations thereunder, in effect on the date of redemption or declaration, as the case may be).

                In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions, provided in the Indenture.

                If specified above that this bond is subject to "Modified Payment upon Acceleration," then (i) if the principal hereof is declared to be due and payable as discussed in the preceding paragraph, the amount of principal due and payable with respect to this bond shall be limited to the sum of the Issue Price specified above plus the Amortized Amount, (ii) for the purpose of any vote of securityholders taken pursuant to the Indenture prior to the acceleration of payment of this bond, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this bond were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Indenture following the acceleration of payment of this bond, the principal amount hereof shall equal the amount of principal due and payable with respect to this bond, calculated as set forth in clause
         (i) above.

                This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its Vice President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

                 Dated:                         THE DETROIT EDISON COMPANY


                                                By
                                                   -----------------------
                                                   Chairman of the Board


                                                   -----------------------
                 [SEAL]                            Vice President and Treasurer

                 Attest:

                 -----------------------------------------------
                   Corporate Secretary

                                          [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF              This bond is one of the bonds, of the series designated therein, described
TRUSTEE'S            in the within-mentioned Indenture.
CERTIFICATE.


                                               BANKERS TRUST COMPANY,
                                                                      as Trustee

                                               By ..............................
                                                   Authorized Officer

                     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                     ----------------------------------------------------------
                     (please insert social security or other identifying number of assignee)

                     ----------------------------------------------------------
                     ----------------------------------------------------------
                     (please print or type name and address of assignee) the within bond of THE DETROIT EDISON COMPANY and does hereby irrevocably constitute and appoint

                     ----------------------------------------------------------
                     ----------------------------------------------------------

                     Attorney, to transfer said bond on the books of the within-mentioned Company, with full power of substitution in the premises.

                     Dated:

                     -------------------------------------

                     Notice: The signature to this assignment must correspond with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.

                                       16

                                             OPTION TO ELECT REPAYMENT
                     The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this bond (or portion hereof specified below) pursuant to its terms at a price equal to the principal amount hereof together with interest to the applicable Optional Repayment Date, to the undersigned, at

                     --------------------------------------------------------------------------
                     --------------------------------------------------------------------------
                     (please print or typewrite name and address of the undersigned)

                     For this bond to be repaid, the Trustee must receive at 4 Albany St., New
                     York, New York, or at such other place or places of which the Company shall from time to time notify the holder of this bond, not more than 60 nor less than 30 days prior to an Optional Repayment Date, if any, shown on the face of this bond, this bond with this "Option to Elect Repayment"
                     form duly completed.

                     If less than the entire principal amount of this bond is to be repaid, specify the portion hereof (which shall be in increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall not be less than the minimum authorized denomination of this bond and shall be an integral multiple of $1,000 of the bond to be issued to the holder for the portion of this bond not being repaid (in the absence of any such specification, one such bond will be issued for the portion not being repaid).

                     $
                       -------------------------
                     Date
                          ----------------------
                     Notice: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of this bond in every particular, without alteration or enlargement or any change whatever.

                                       17

                                                             PART II.
                                                     RECORDING AND FILING DATA
RECORDING AND            The Original Indenture and indentures supplemental thereto have been
FILING OF ORIGINAL   recorded and/or filed and Certificates of Provision for Payment have been
INDENTURE.           recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of
                     Deeds of certain counties in the State of Michigan as set forth in the
                     Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee
                     County, Michigan as set forth in the Supplemental Indenture dated as of
                     May 1, 1974, has been filed in the Office of the Secretary of State of
                     Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND            Pursuant to the terms and provisions of the Original Indenture,
FILING OF            indentures supplemental thereto heretofore entered into have been recorded
SUPPLEMENTAL         as a real estate mortgage and/or filed as a chattel mortgage or as a
INDENTURES.          financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of
                     State of Michigan and the Office of the Interstate Commerce Commission, as
                     set forth in supplemental indentures as follows:



                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    June 1, 1925(a)(b)................  Series B Bonds             February 1, 1940
                    August 1, 1927(a)(b)..............  Series C Bonds             February 1, 1940
                    February 1, 1931(a)(b)............  Series D Bonds             February 1, 1940
                    June 1, 1931(a)(b)................  Subject Properties         February 1, 1940
                    October 1, 1932(a)(b).............  Series E Bonds             February 1, 1940
                    September 25, 1935(a)(b)..........  Series F Bonds             February 1, 1940
                    September 1, 1936(a)(b)...........  Series G Bonds             February 1, 1940
                    November 1, 1936(a)(b)............  Subject Properties         February 1, 1940
                    February 1, 1940(a)(b)............  Subject Properties         September 1, 1947
                    December 1, 1940(a)(b)............  Series H Bonds and Addi-   September 1, 1947
                                                          tional Provisions
                    September 1, 1947(a)(b)(c)........  Series I Bonds,            November 15, 1951
                                                          Subject Properties and
                                                          Additional Provisions
                    March 1, 1950(a)(b)(c)............  Series J Bonds             November 15, 1951
                                                          and Additional Provi-
                                                          sions
                    November 15, 1951(a)(b)(c)........  Series K Bonds             January 15, 1953
                                                          Additional Provisions
                                                          and Subject Properties
                    January 15, 1953(a)(b)............  Series L Bonds             May 1, 1953
                    May 1, 1953(a)....................  Series M Bonds             March 15, 1954
                                                          and Subject Properties
                    March 15, 1954(a)(c)..............  Series N Bonds             May 15, 1955
                                                          and Subject Properties
                    May 15, 1955(a)(c)................  Series O Bonds             August 15, 1957
                                                          and Subject Properties
                    August 15, 1957(a)(c).............  Series P Bonds             June 1, 1959
                                                          Additional Provisions
                                                          and Subject Properties
                    June 1, 1959(a)(c)................  Series Q Bonds             December 1, 1966
                                                          and Subject Properties
                    December 1, 1966(a)(c)............  Series R Bonds             October 1, 1968
                                                          Additional Provisions
                                                          and Subject Properties
                    October 1, 1968(a)(c).............  Series S Bonds             December 1, 1969
                                                          and Subject Properties

                                       18

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    December 1, 1969(a)(c)............  Series T Bonds             July 1, 1970
                                                          and Subject Properties
                    July 1, 1970(c)...................  Series U Bonds             December 15, 1970
                                                          and Subject Properties
                    December 15, 1970(c)..............  Series V and               June 15, 1971
                                                          Series W Bonds
                    June 15, 1971(c)..................  Series X Bonds             November 15, 1971
                                                          and Subject Properties
                    November 15, 1971(c)..............  Series Y Bonds             January 15, 1973
                                                          and Subject Properties
                    January 15, 1973(c)...............  Series Z Bonds             May 1, 1974
                                                          and Subject Properties
                    May 1, 1974.......................  Series AA Bonds            October 1, 1974
                                                          and Subject Properties
                    October 1, 1974...................  Series BB Bonds            January 15, 1975
                                                          and Subject Properties
                    January 15, 1975..................  Series CC Bonds            November 1, 1975
                                                          and Subject Properties
                    November 1, 1975..................  Series DDP Nos. 1-9        December 15, 1975
                                                          Bonds and Subject
                                                          Properties
                    December 15, 1975.................  Series EE Bonds            February 1, 1976
                                                          and Subject Properties
                    February 1, 1976..................  Series FFR Nos. 1-13       June 15, 1976
                                                          Bonds
                    June 15, 1976.....................  Series GGP Nos. 1-7        July 15, 1976
                                                          Bonds and Subject
                                                          Properties
                    July 15, 1976.....................  Series HH Bonds            February 15, 1977
                                                          and Subject Properties
                    February 15, 1977.................  Series MMP Bonds and       March 1, 1977
                                                          Subject Properties
                    March 1, 1977.....................  Series IIP Nos. 1-7        June 15, 1977
                                                          Bonds, Series JJP Nos.
                                                          1-7 Bonds, Series KKP
                                                          Nos. 1-7 Bonds and
                                                          Series LLP Nos. 1-7
                                                          Bonds
                    June 15, 1977.....................  Series FFR No. 14 Bonds    July 1, 1977
                                                          and Subject Properties
                    July 1, 1977......................  Series NNP Nos. 1-7        October 1, 1977
                                                          Bonds and Subject
                                                          Properties
                    October 1, 1977...................  Series GGP Nos. 8-22       June 1, 1978
                                                          Bonds and Series OOP
                                                          Nos. 1-17 Bonds and
                                                          Subject Properties
                    June 1, 1978......................  Series PP Bonds,           October 15, 1978
                                                          Series QQP Nos. 1-9
                                                          Bonds and Subject
                                                          Properties
                    October 15, 1978..................  Series RR Bonds            March 15, 1979
                                                          and Subject Properties
                    March 15, 1979....................  Series SS Bonds            July 1, 1979
                                                          and Subject Properties

                                       19

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    July 1, 1979......................  Series IIP Nos. 8-22       September 1, 1979
                                                          Bonds, Series NNP Nos.
                                                          8-21 Bonds and Series
                                                          TTP Nos. 1-15 Bonds
                                                          and Subject Properties
                    September 1, 1979.................  Series JJP No. 8 Bonds,    September 15, 1979
                                                          Series KKP No. 8
                                                          Bonds, Series LLP Nos.
                                                          8-15 Bonds, Series MMP
                                                          No. 2 Bonds and Series
                                                          OOP No. 18 Bonds and
                                                          Subject Properties
                    September 15, 1979................  Series UU Bonds            January 1, 1980
                    January 1, 1980...................  1980 Series A Bonds and    April 1, 1980
                                                          Subject Properties
                    April 1, 1980.....................  1980 Series B Bonds        August 15, 1980
                    August 15, 1980...................  Series QQP Nos. 10-19      August 1, 1981
                                                          Bonds, 1980 Series CP
                                                          Nos. 1-12 Bonds and
                                                          1980 Series DP No.
                                                          1-11 Bonds and Subject
                                                          Properties
                    August 1, 1981....................  1980 Series CP Nos.        November 1, 1981
                                                          13-25 Bonds and
                                                          Subject Properties
                    November 1, 1981..................  1981 Series AP Nos. 1-12   June 30, 1982
                                                          Bonds
                    June 30, 1982.....................  Article XIV                August 15, 1982
                                                          Reconfirmation
                    August 15, 1982...................  1981 Series AP Nos.        June 1, 1983
                                                          13-14 and Subject
                                                          Properties
                    June 1, 1983......................  1981 Series AP Nos.        October 1, 1984
                                                          15-16 and Subject
                                                          Properties
                    October 1, 1984...................  1984 Series AP and 1984    May 1, 1985
                                                          Series BP Bonds and
                                                          Subject Properties
                    May 1, 1985.......................  1985 Series A Bonds        May 15, 1985
                    May 15, 1985......................  1985 Series B Bonds and    October 15, 1985
                                                          Subject Properties
                    October 15, 1985..................  Series KKP No. 9 Bonds     April 1, 1986
                                                          and Subject Properties

                                       20

                                                                                    RECORDED AND/OR
                                                                                  FILED AS SET FORTH IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    April 1, 1986.....................  1986 Series A and Subject  August 15, 1986
                                                          Properties
                    August 15, 1986...................  1986 Series B and Subject  November 30, 1986
                                                          Properties
                    November 30, 1986.................  1986 Series C              January 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989
                    June 15, 1989.....................  1989 Series A              July 15, 1989
                    July 15, 1989.....................  Series KKP No. 10          December 1, 1989
                    December 1, 1989..................  Series KKP No. 11 and      February 15, 1990
                                                          1989 Series BP
                    February 15, 1990.................  1990 Series A, 1990        November 1, 1990
                                                          Series B, 1990 Series
                                                          C, 1990 Series D, 1990
                                                          Series E and 1990
                                                          Series F
                    November 1, 1990..................  Series KKP No. 12          April 1, 1991
                    April 1, 1991.....................  1991 Series AP             May 1, 1991
                    May 1, 1991.......................  1991 Series BP and 1991    May 15, 1991
                                                          Series CP
                    May 15, 1991......................  1991 Series DP             September 1, 1991
                    September 1, 1991.................  1991 Series EP             November 1, 1991
                    November 1, 1991..................  1991 Series FP             January 15, 1992
                    January 15, 1992..................  1992 Series BP             February 29, 1992
                                                                                   and April 15, 1992
                    February 29, 1992.................  1992 Series AP             April 15, 1992
                    April 15, 1992....................  Series KKP No. 13          July 15, 1992
                    July 15, 1992.....................  1992 Series CP             November 30, 1992
                    July 31, 1992.....................  1992 Series D              November 30, 1992
                    November 30, 1992.................  1992 Series E and 1993     March 15, 1993
                                                          Series D
                    December 15, 1992.................  Series KKP No. 14 and      March 15, 1992
                                                          1989 Series BP No. 2
                    January 1, 1993...................  1993 Series C              April 1, 1993
                    March 1, 1993.....................  1993 Series E              June 30, 1993
                    March 15, 1993....................  1993 Series D              September 15, 1993
                    April 1, 1993.....................  1993 Series FP and 1993    September 15, 1993
                                                          Series IP
                    April 26, 1993....................  1993 Series G and          September 15, 1993
                                                          Amendment of Article
                                                          II, Section 5
                    May 31, 1993......................  1993 Series J              September 15, 1993
                    September 15, 1993................  1993 Series K              March 1, 1994

                           [Update as Necessary]
                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                Further, pursuant to the terms and provisions of the Original
         Indenture, a Supplemental Indenture dated as           ,
         providing for the terms of bonds to be issued thereunder of
         Series has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of
         Michigan as a financing statement on           , 1994 (Filing No.  ),
         has been filed and recorded in the Office of the Interstate Commerce
         Commission (Recordation No. 5485-      ) on           ,
         and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                            LIBER
                                                                              OF
                                                                            MORTGAGES
                                                                              OR
                                                                            COUNTY
                              COUNTY                    RECORDED            RECORDS         PAGE
                   -----------------------------   ------------------       ------       ----------
                   Genesee......................
                   Huron........................
                   Ingham.......................
                   Lapeer.......................
                   Lenawee......................
                   Livingston...................
                   Macomb.......................
                   Mason........................
                   Monroe.......................
                   Oakland......................
                   Sanilac......................
                   St. Clair....................
                   Tuscola......................
                   Washtenaw....................
                   Wayne........................

                                       22

RECORDING OF             All the bonds of Series A which were issued under the Original
CERTIFICATES         Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H,
OF PROVISION         I, J, K, L, M, N, O, P, Q, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos.
FOR PAYMENT.         1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP
                     Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU,
                     1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981
                     Series AP Nos. 1-16, 1985 Series A, 1985 Series B, 1987 Series A, PP, RR,
                     EE, MMP and MMP No. 2 which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                     October 1, 1932, September 25, 1935, September 1, 1936, December 1, 1940,
                     September 1, 1947, November 15, 1951, January 15, 1953, May 1, 1953, March
                     15, 1954, May 15, 1955, August 15, 1957, December 15, 1970, November 15,
                     1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975,
                     November 1, 1975, February 1, 1976, June 15, 1976, July 15, 1976, October
                     1, 1977, March 1, 1977, July 1, 1979, March 1, 1977, March 1, 1977, March
                     1, 1977, September 1, 1979, July 1, 1977, July 1, 1979, September 15,
                     1979, October 1, 1977, June 1, 1978, October 1, 1977, July 1, 1979,
                     January 1, 1980, August 15, 1980, November 1, 1981, May 1, 1985, May 15,
                     1985, January 31, 1987, June 1, 1978, October 15, 1978, December 15, 1975,
                     February 15, 1977, and September 1, 1979 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and
                     Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of
                     Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K,
                     L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP
                     No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                             PART III.
                                                           THE TRUSTEE.
TERMS AND                The Trustee hereby accepts the trust hereby declared and provided, and
CONDITIONS OF        agrees to perform the same upon the terms and conditions in the Original
ACCEPTANCE OF        Indenture, as amended to date and as supplemented by this Supplemental
TRUST BY TRUSTEE.    Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                         The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.


                                                             PART IV.
                                                          MISCELLANEOUS.
CONFIRMATION OF          Except to the extent specifically provided therein, no provision of
SECTION 318(C) OF    this supplemental indenture or any future supplemental indenture is
TRUST INDENTURE      intended to modify, and the parties do hereby adopt and confirm, the
ACT.                 provisions of Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15,
                     1990.

EXECUTION IN             THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY
COUNTERPARTS.        NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO
                     BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE
                     AND THE SAME INSTRUMENT.

                                       23


TESTIMONIUM.             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANKERS TRUST
                     COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE
                     CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS,
                     VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT
                     TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED
                     BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE
                     DAY AND YEAR FIRST ABOVE WRITTEN.


                                                     THE DETROIT EDISON COMPANY,


                    (Corporate Seal)                 By
                                                       -------------------------
                                                               C. C. Arvani
                                                            Assistant Treasurer
EXECUTION.          Attest:

                    ---------------------------------
                            Ronald J. Gdowski
                       Assistant Corporate Secretary

                    Signed, sealed and delivered by THE
                    DETROIT EDISON COMPANY, in the
                    presence of


                    ---------------------------------
                              Jack L. Somers


                    ---------------------------------
                               Cathy M. Lewis

                    STATE OF MICHIGAN
                                       SS.:
                    COUNTY OF WAYNE


ACKNOWLEDGMENT         On this      day of            ,         before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of Wayne, in the State of Michigan,
BY COMPANY.          personally appeared C. C. Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit,
                     Michigan 48226 and is the Assistant Treasurer of THE DETROIT EDISON
                     COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said C. C.
                     Arvani, acknowledged said instrument to be the free act and deed of said corporation.



                                             -----------------------------------
                     (Notarial Seal)                       Notary Public
                                                      Wayne County, MI
                                                    My Commission Expires

                                                       BANKERS TRUST COMPANY,

                    (Corporate Seal)                   By
                                                         ----------------------
                                                               R.T. Gorman
                                                             Vice President
                    Attest:

                    ------------------------------
                            Shikha Dombek
                         Assistant Secretary


                    Signed, sealed and delivered by
                    BANKERS TRUST COMPANY, in the
                    presence of


                    ------------------------------
                             John Florio


                    ------------------------------
                             Scott Thiel



                    STATE OF NEW YORK
                                        SS.:
                    COUNTY OF NEW YORK


ACKNOWLEDGMENT          On this      day of           ,         before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of Kings, in the State of New York,
BY TRUSTEE.          personally appeared R.T. Gorman, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany
                     Street, New York, New York 10015, and he is Vice President of BANKERS
                     TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said R.T.
                     Gorman acknowledged said instrument to be the free act and deed of said corporation.

                    (Notarial Seal)         ----------------------------------
                                              Notary Public, State of New York
                                                            No.
                                                Qualified in Kings County
                                                    Commission Expires

STATE OF MICHIGAN
                   SS.:
COUNTY OF WAYNE


AFFIDAVIT AS TO         C. C. Arvani, being duly sworn, says: that he is the Assistant Treasurer
CONSIDERATION        of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing
AND GOOD FAITH.      instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                    ---------------------------
                                                              C. C. Arvani

                     Sworn to before me this      day of

                                 ,

                     ------------------------------------
                          Judith Thun, Notary Public
                               Wayne County, MI
                     My Commission Expires

                    (Notarial Seal)


                       This instrument was drafted by Frances B. Rohlman, Esq.,
                    2000 Second Avenue, Detroit, Michigan 48226